                                SUBLEASE BETWEEN
                HEALTHCARE INTEGRATED SERVICES, INC., SUBLANDLORD
                                       AND
                  PRESGAR IMAGING OF HIGHWAY, L.L.C., SUBTENANT

                  SUBLEASE made as of the 22nd day of November, 2000, by and between HEALTHCARE INTEGRATED SERVICES, INC. (f/k/a Healthcare Imaging Services, Inc.), a Delaware corporation, having an office at Shrewsbury Executive Center II, 1040 Broad Street, Shrewsbury, New Jersey 07702 ("Sublandlord"), and PRESGAR IMAGING OF HIGHWAY, L.L.C., a New York limited liability company, having an office at 15310 Amberly Drive, Suite 315, Tampa, Florida 33647 ("Subtenant").

                               W I T N E S S E T H
                               - - - - - - - - - -

         WHEREAS:

                  A. By lease dated September 17, 1998 (the "Overlease"), DVI Realty Company (the "Overlandlord") leased to Sublandlord the land and building located at 2095 Flatbush Avenue (a/k/a 1699/1716 East 45th Street, a/k/a 4419 Avenue N), Brooklyn, New York (the "Premises"). A copy of the Overlease (from which certain terms unrelated to Subtenant's obligations hereunder have been deleted) has been furnished to and reviewed by Subtenant and is annexed hereto as Exhibit A.

                  B. Pursuant to Asset Purchase Agreement dated November 22, 2000, Sublandlord is selling to Subtenant and Subtenant is purchasing from Sublandlord certain of Sublandlord's assets used in connection with its business operated at the Premises (the "Agreement").

                  C. In connection with the Agreement, Sublandlord and Subtenant have agreed to the subleasing of the Premises on the terms and conditions set forth below.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained, it is hereby agreed as follows:

         1.       Term and Rent

                  1.1 Sublandlord hereby leases to Subtenant and Subtenant hereby hires from Sublandlord the Premises for a term (the "Sublease Term") to commence on the date hereof ("Sublease Commencement Date") and to end on September 29, 2008 ("Sublease Expiration Date") unless sooner terminated pursuant to any of the conditions or covenants of this Sublease, the Overlease or pursuant to law.

                  1.2 Subtenant shall pay to Sublandlord monthly base rent in the amount of TWENTY ONE THOUSAND ONE HUNDRED FORTY-NINE AND 26/100 ($21,149.26) DOLLARS to be paid by Subtenant to Sublandlord, by wire transfer or check to Sublandlord's account at Summit Bank (or such other account as Sublandlord shall designate), in advance, on


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the twenty-fifth  (25th) day of each month, which payment shall be applicable to the next succeeding month without any notice or demand therefor or any set-off, abatement, counterclaim or reduction whatsoever. If so directed by Sublandlord, Subtenant shall make payments under this Sublease directly to Overlandlord. Sublandlord shall provide a copy, or other evidence, of each rental payment made by it to the Overlandlord under the Overlease within two (2) business days of it making such payment. In the event that Sublandlord fails to make any such rental payment, Subtenant shall be entitled to make such payment directly to the Overlandlord and offset such payment against the sums that are next due to Sublandlord under this Sublease.

         2.       Incorporation of Overlease.
                  --------------------------

                  2.1 Except as otherwise expressly provided herein and except to the extent same are inapplicable or are modified by the provisions of this Sublease, all of the terms, covenants, conditions and provisions of the Overlease are hereby incorporated in, and are made a part of this Sublease, and such rights and obligations as are contained in the Overlease are hereby imposed upon the respective parties hereto; the Sublandlord being substituted for the Lessor named in the Overlease, and the Subtenant being substituted for the Lessee named in the Overlease. Notwithstanding the foregoing, Sublandlord shall not be liable for any obligations of Overlandlord and no representation or warranty of the Overlandlord shall be deemed to be a representation or warranty of Sublandlord and no breach of any such representation or warranty shall give rise to any liability or obligation on the part of Sublandlord. If the Overlease shall be terminated during the Sublease Term for any reason or no reason whatsoever, this Sublease shall thereupon automatically terminate and Sublandlord shall have no liability to Subtenant by reason thereof. Upon the expiration or sooner termination of this Sublease, Subtenant will immediately surrender the Premises to Sublandlord in good condition and repair, reasonable wear and tear and repairs that are the obligation of Overlandlord excepted.

                  2.2 Notwithstanding the provisions of Section 2.1 of this Sublease to the contrary, for purposes of this Sublease, the following provisions of the Overlease shall not be deemed incorporated herein or made a part hereof: Article 1, the first paragraph of Article 3, Section 5.1 and
Section 17.1. Paragraph 15(A) of the Overlease shall be modified by deleting therefrom all references to "Exhibit A" and the "Permitted Sublease". References in Section 9.3 and paragraph 9.1(f) of the Overlease to "Lessor" shall mean Overlandlord and Sublandlord.

                  2.3 Neither Sublandlord nor Overlandlord, nor any partner, director, officer, shareholder, principal, agent, servant or employee of either, shall be liable to Subtenant for any loss, injury or damage to Subtenant or to any other person, or to its or their property, irrespective of the cause of such injury, damage or loss, except that Sublandlord shall be liable for any such injury, damage or loss resulting from its or its employees' or agents' gross negligence or wilful misconduct. Further, neither Sublandlord nor Overlandlord nor any partner, director, officer, principal, shareholder, agent, servant or employee of either shall be liable for any such damage caused by other tenants or persons in, upon or about the Premises.

     2.4 (A) Except as set forth in Section 1.2 of this Sublease, the time limits contained in the Overlease for the giving of notices, making of demands or performing of any


                                                         2

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act, condition,  covenant or remedy including, but not limited to, the making of any required payment on the part of the Lessee thereunder are, for the purposes of incorporation herein by reference, reduced in each instance by three (3) days, so that Subtenant shall have three (3) days less time to observe or perform hereunder than Sublandlord has as the Lessee under the Overlease, unless the time limit at issue is shorter than five (5) days, in which case the same shall be shortened for purposes of this paragraph by one (1) day.

     (B) Wherever in the Overlease the approval or consent of Overlandlord is required, Subtenant shall be required to obtain the approval or consent of both Overlandlord and Sublandlord. In no event shall Sublandlord be liable for any failure of the Overlandlord to grant any approval or consent.

                  2.5 If any provisions in this Sublease are inconsistent with the provisions of the Overlease, the provisions of this Sublease shall govern.

                  2.6 Sublandlord shall not be required to perform any work, repairs or restoration to the Premises (including without limitation in the event of a casualty) as may be required pursuant to the provisions of the Overlease. Sublandlord shall in no event be liable to Subtenant nor shall the obligations of Subtenant hereunder be impaired or the performance thereof excused because of any failure, interruption or delay in the furnishing of any services, facilities, repairs or restorations that may be supplied to the Premises by Overlandlord or otherwise. If Overlandlord shall default in any of its obligations with respect to the Premises, only Sublandlord shall have the right to enforce Sublandlord's rights against Overlandlord, but Sublandlord shall have no obligation to bring any action or proceeding or to take any other steps to enforce Sublandlord's rights against Overlandlord.

         3.       Condition of Premises.
                  ---------------------

                  3.1 Subtenant has examined the Premises, is aware of the physical condition thereof, and agrees to take the same "as is," in its current condition and state of repair, with the understanding that there shall be no obligation on the part of Sublandlord to perform any work, supply any materials or incur any expense whatsoever in connection with the preparation of the Premises for Subtenant's occupancy thereof.

         4.       No Privity of Estate.
                  --------------------

                  4.1 Nothing contained in this Sublease shall be construed to create privity of estate or contract between Subtenant and the Overlandlord. Subtenant shall indemnify and hold harmless Sublandlord from and against any and all claims, liabilities, demands, costs and expenses, including reasonable attorneys fees, which may be asserted by Overlandlord against Sublandlord in connection with this Sublease.

         5.       Subordination.
                  -------------

                  5.1 This Sublease is subject and subordinate to, and Subtenant accepts this

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Sublease  subject to: (a) the Overlease and (b) all ground or underlying  leases and all mortgages which may now or hereafter affect such leases or the real property of which the Premises are a part and all renewals, modifications, replacements and extensions of any of the foregoing. This Paragraph 5.1 shall be self-operative and no further instrument of subordination shall be required. To confirm such subordination, Subtenant shall execute any certificate that Sublandlord may request within five (5) days after submission thereof to Subtenant.

         6.       Broker.
                  ------

                  6.1 Each of Sublandlord and Subtenant covenants, represents and warrants that such party has had no dealings or communications with any broker or agent in connection with the consummation of this Sublease, and each of Sublandlord and Subtenant covenants and agrees to pay, hold harmless and indemnify the other party from and against any and all cost, expense (including reasonable attorneys' fees) or liability for any compensation, commissions or charges claimed by any broker or agent with respect to the execution of this Sublease or the negotiation thereof by such party.

         7.       Notices.
                  -------

                  7.1 Any notice, demand or communication which, under the terms of this Sublease or under any statute or municipal regulation must or may be given or made by the parties hereto, shall be in writing and unless otherwise required by such law or regulation, shall be deemed to have been properly given, rendered or made only if sent by (i) hand delivery with receipted delivery, or
(ii) certified mail, return receipt requested, or (iii) for next business day morning delivery by a nationally recognized overnight courier service (e.g., Federal Express) requiring receipt for delivery, addressed to the party for whom intended as follows:

                           If to Sublandlord:

                                    HealthCare Integrated Services, Inc.
                                    Shrewsbury Executive Center II
                                    1040 Broad Street
                                    Shrewsbury, New Jersey  07702
                                    Attention: Elliott H. Vernon
                                    Fax: (732) 544-4070

                                    with a copy to:

                                            Swidler Berlin Shereff Friedman, LLP
                                            The Chrysler Building
                                            405 Lexington Avenue
                                            New York, New York  10174
                                            Attention:  Scott M. Zimmerman, Esq.
                                            Fax: (212) 891-9598



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                           and if to Subtenant as follows:

                                    Presgar Imaging of Highway, L.L.C.
                                    15310 Amberly Drive, Suite 315
                                    Tampa, Florida 33647
                                    Attention: Gary Wright
                                    Fax:

                                    with a copy to:

                                            Bush Ross Gardner Warren & Rudy
                                            220 South Franklin Street
                                            Tampa, Florida 33602
                                            Attention: David Jeffries
                                            Fax: (813) 223-9620

Either party, however, may designate such new or other address to which such notices, demands or communications thereafter shall be given, made or mailed by notice given in the manner prescribed herein. Any such notice, demand or communication shall be deemed given or served, as the case may be, (x) if delivered by hand, on the date of the receipt thereof, or in the case of refusal to receive, as of the date of such refusal, or (y) on the second business day following the day so mailed if mailed by registered or certified mail, or (z) on the first business day following the date sent by a nationally recognized overnight courier service.

     7.2 Notices hereunder from Sublandlord may be given by Sublandlord's attorneys.

         8.       Limitation of Liability.
                  -----------------------

                  8.1 Subtenant agrees to look solely to Sublandlord's estate and interest in this Sublease and the Premises, for the satisfaction of any right or remedy of Subtenant and the collection of any judgment (or other judicial process) requiring the payment of money by Sublandlord, in the event of any liability by Sublandlord. No other property or assets of Sublandlord shall be subject to levy, execution, attachment, or other enforcement procedure for the satisfaction of Subtenant's remedies under or with respect to this Sublease, the relationship of Sublandlord and Subtenant hereunder, or Subtenant's use and occupancy of the Premises, or any other liability of Sublandlord to Subtenant.

         9.       Landlord's Consent.

     9.1 By executing this Sublease where indicated, Overlandlord hereby consents to the Sublease herein.

         10.      [Intentionally Deleted]



                                                         5

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         11.      Miscellaneous.
                  -------------

                  11.1 This Sublease may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

                  11.2 This Sublease shall not be binding upon Sublandlord unless and until it is signed by Sublandlord and a fully-executed counterpart thereof has been delivered to Subtenant.

                  11.3 This Sublease constitutes the entire agreement between the parties and all representations and understandings have been merged herein.

                  11.4 This Sublease shall inure to the benefit of all of the parties hereto, their successors and (subject to the provisions hereof) their assigns.

                  11.5 The term "Sublandlord" as used in this Sublease shall mean only the Sublandlord named herein, so that in the event of any assignment by Sublandlord of its interest in the Overlease, the Sublandlord named herein shall be and hereby is entirely freed and relieved of all future covenants, obligations and liabilities of Sublandlord hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest that the assignee of the Overlease has assumed and agreed to carry out any and all such covenants, obligations and liabilities of Sublandlord hereunder.

                  11.6 Each party shall, at any time and from time to time, as requested by the other party, execute and deliver to the other party within fifteen (15) days after receipt of such request a statement (a) certifying that this Sublease is unmodified and in full force and effect (or if modified, that same is in full force and effect as modified and stating the modifications), (b) certifying the dates to which rent has been paid, (c) stating whether or not, to the best knowledge of the signing party, the other party is in default in performance of any of its obligations under this Sublease, and, if so, specifying each such default of which the signing party has knowledge, and (d) stating whether or not, to the best knowledge of the signing party, any condition or event exists which would constitute such a default, and, if so, specifying each such condition or event, it being intended that any such statement delivered pursuant hereto shall be deemed a representation and warranty to be relied upon by the party requesting the certificate and by others with whom such party may be dealing, regardless of independent investigation.

                  11.7 Sublandlord represents and warrants that, to its actual knowledge, as of the date of this Sublease, neither the Overlandlord nor the Sublandlord is in default under any term, covenant or condition in the Overlease, and further that the Sublandlord shall not amend, alter, assign, transfer or modify the Overlease in any way without the prior written consent of the Subtenant (which consent shall not be unreasonably withheld or delayed).




                                                         6

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         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the day and year first above written.

                                   HEALTHCARE INTEGRATED SERVICES, INC.,
                                   Sublandlord


                                     By:      /s/ Elliott H. Vernon
                                              Name:  Elliott H. Vernon
                                              Title:  Chairman and CEO


                                   PRESGAR IMAGING OF HIGHWAY, L.L.C.,
                                   Subtenant


                                     By:     /s/ Gary Wright
                                             Name: Gary Wright
                                             Title:

As to Article 9:

DVI REALTY COMPANY, Overlandlord


By:      ___________________________
         Name:
         Title:



                                                         7

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                                                     EXHIBIT A

                                                     Overlease


                                               [See following pages]


                                                        A-1